UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 17, 2017

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

At Liberty Media Corporation’s (the “Company”) special meeting of stockholders held on January 17, 2017 (the “Special Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (a) a proposal to approve the issuance of shares of the Company’s Series C Liberty Media common stock, par value $0.01 per share, in connection with the acquisition of Delta Topco Limited, the parent company of the group of companies that exploit commercial rights pertaining to the FIA Formula One World Championship® (the “Share Issuance Proposal”); (b) a proposal to approve the adoption of the amendment and restatement of the Company’s restated certificate of incorporation (i) to change the name of the “Media Group” to the “Formula One Group,” (ii) to change the name of the “Liberty Media Common Stock” to the “Liberty Formula One Common Stock,” (iii) to reclassify each share of each series of the Company’s existing Liberty Media Common Stock into one share of the corresponding series of Liberty Formula One Common Stock solely to effect the name change, and (iv) to make certain conforming changes (the “Group Name Change Proposal”); and (c) a proposal to authorize the adjournment of the Special Meeting by the Company to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve the Share Issuance Proposal or the Group Name Change Proposal (the “Adjournment Proposal”).  The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below.

1. Share Issuance Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
229,294,563	207,453	1,649,877	-

Accordingly, the Share Issuance Proposal was approved.

2. Group Name Change Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
229,345,312	190,660	1,615,921	-

Accordingly, the Group Name Change Proposal was approved.

3. Adjournment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
225,063,959	4,472,372	1,615,562	-

Accordingly, the Adjournment Proposal was approved.

Item 7.01.	Regulation FD Disclosure.

On January 17, 2017, the Company issued a press release, attached hereto as Exhibit 99.1, announcing the results of the Special Meeting.

On January 18, 2017, the Company issued a press release, attached hereto as Exhibit 99.2, announcing that it has received the requisite consents and approvals from the Fédération Internationale de l'Automobile ("FIA"), the governing body of Formula 1, in connection with its pending acquisition of Formula 1, and that the closing conditions related to the FIA have now been satisfied.

This Item 7.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibits 99.1 and 99.2 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name
99.1	Press Release, dated January 17, 2017.
99.2	Press Release, dated January 18, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2017

LIBERTY MEDIA CORPORATION

By:	/s/ Wade D. Haufschild
Name: Wade D. Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release, dated January 17, 2017.
99.2	Press Release, dated January 18, 2017.